EXHIBIT 99.2

ACTION BY WRITTEN CONSENT
OF THE COMMON AND PREFERRED STOCKHOLDERS OF
CAPTIVA SOFTWARE CORPORATION

The undersigned holder (the "Stockholder") of outstanding Common Stock of CAPTIVA SOFTWARE CORPORATION, a California corporation (the "Company"), acting pursuant to the authority of Section 603 of the California General Corporation Law, takes the following actions as set forth below.

Approval of the Merger, the Amended and Restated Articles, the Conversion of Company Preferred Stock into Company Common Stock and Related Matters

The Stockholder hereby (check one box below):

[ ]   approves the adoption by written consent of the resolutions attached hereto as Appendix I, with the intention that such actions will have the same force and effect as if taken by a vote of the stockholders of the Company at a meeting duly called and held.

[ ]   does not approve, and withholds consent to the adoption of, the resolutions attached hereto as Appendix I.

Approval of the 2002 Equity Incentive Plan and an Amendment to the Company Stock Option Plan

The Stockholder hereby (check one box below):

[ ]   approves the adoption by written consent of the resolutions attached hereto as Appendix II, with the intention that such actions will have the same force and effect as if taken by a vote of the stockholders of the Company at a meeting duly called and held.

[ ]   does not approve, and withholds consent to the adoption of, the resolutions attached hereto as Appendix II.

UNLESS A CONTRARY DIRECTION IS INDICATED , THIS ACTION BY WRITTEN CONSENT, WHEN EXECUTED WILL BE DEEMED TO HAVE BEEN VOTED WITH RESPECT TO ALL VOTING SECURITIES OF THE COMPANY HELD BY THE UNDERSIGNED [WHETHER OR NOT LISTED BELOW] IN FAVOR OF APPROVAL OF THE RESOLUTIONS PROPOSED HEREBY.

This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument. This Action by Written Consent shall be filed with the minutes of the proceedings of the Stockholders of the Company.

In Witness Whereof, the undersigned has executed this Action by Written Consent this day of          , 2002.

______________________________

(Signature)

______________________________

(Print Name)

______________________________

(Title, if applicable)

______________________________

(Print Name of Stockholder, if an entity)

Number of Shares of Common Stock Held: _______

Number of Shares of Preferred Stock Held: _______

APPENDIX I

APPROVAL OF MERGER AGREEMENT

WHEREAS, the Board of Directors of the Company (the "Board") unanimously adopted, subject to stockholder approval, the Agreement and Plan of Merger and Reorganization, including the exhibits thereto, by and among, Captiva Software Corporation, a California corporation (the "Company"), ActionPoint, Inc., a Delaware corporation ("ActionPoint") and Condor Merger Corp., a California corporation and newly formed, wholly-owned subsidiary of ActionPoint ("Merger Sub"), a copy of which is attached to the joint proxy/prospectus relating to the merger as Annex A (the "Merger Agreement"), pursuant to which each issued and outstanding share of the capital stock of the Company shall be converted into the right to receive that number of shares of common stock, par value $.01 per share of ActionPoint equal to the Exchange Ratio, (as defined in the Merger Agreement) at the effective time of the Merger;

WHEREAS, the Board unanimously recommends that the stockholders of the Company authorize and approve the Merger Agreement and the transactions contemplated thereby;

WHEREAS, the undersigned stockholders of the Company have had an opportunity to review and consider the joint prospectus/proxy statement of ActionPoint, Inc. and the Company dated [ ], 2002 (the "Prospectus/Proxy Statement") and the Merger Agreement, and the transactions contemplated thereby; and

WHEREAS, it is deemed by the stockholders to be in the best interests of the Company and the stockholders to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement in accordance with the terms and conditions of the Merger Agreement including, without limitation, the Merger.

NOW, THEREFORE, BE IT RESOLVED,, that the undersigned stockholders of the Company approve and adopt all of the terms and conditions of the Merger Agreement.

AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

WHEREAS, the Company has entered into an agreement to consummate a business combination with ActionPoint, Inc., pursuant to the Merger Agreement by and among the Company, Merger Sub and ActionPoint on the terms and conditions set forth in the Merger Agreement;

WHEREAS, the Board unanimously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Company (the "Company Common Stock") to 440,000,000 and to make certain other adjustments to facilitate the consummation of the merger; and

WHEREAS, the Board unanimously recommends that the stockholders of the Company authorize and approve the Company's Amended and Restated Articles of Incorporation; and

WHEREAS, in connection with the Company's proposed Merger, it is deemed by the stockholders to be in the best interests of the Company and the stockholders, to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Company Common Stock.

NOW, THEREFORE, BE IT RESOLVED, that the Company's Amended and Restated Articles of Incorporation, in the form attached hereto as Annex K to the Prospectus/Proxy Statement be, and it hereby is, ratified, authorized and approved; and

RESOLVED, FURTHER, that the officers of the Company be, and each hereby is, authorized, for and on behalf of the Company, to take any and all such actions as may be deemed necessary or appropriate to carry out the foregoing resolutions, including, without limitation, the filing of the Amended and Restated Articles with the Secretary of State of the State of California, and to make such changes as may be necessary or appropriate in order to effect such filing.

CONVERSION OF PREFERRED STOCK TO COMMON STOCK

WHEREAS, the Company has entered into an agreement to consummate a business combination with ActionPoint, Inc., pursuant to the Merger Agreement by and among the Company, Merger Sub and ActionPoint on the terms and conditions set forth in the Merger Agreement;

WHEREAS, Section 4(a)(iii) of the Company's Amended and Restated Articles of Incorporation provides that a majority of the holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (the "Company Preferred Stock") can convert all shares of Preferred Stock into shares of Company Common Stock; and

WHEREAS, it is deemed by the stockholders to be in the best interests of the Company and the stockholders to convert the shares of Preferred Stock into shares of Common Stock.

NOW, THEREFORE, BE IT RESOLVED, that the holders of the Company Preferred Stock hereby approve the conversion of the Preferred Stock into shares of Company Common Stock pursuant to Section 4(a)(iii) of the Amended and Restated Articles of Incorporation effective immediately prior to, and contingent upon the consummation of, the Merger.

APPENDIX II

APPROVAL OF THE 2002 EQUITY INCENTIVE PLAN AND AMENDMENT TO STOCK OPTION PLAN

WHEREAS, the Company has entered into an agreement to consummate a business combination with ActionPoint, Inc., pursuant to the Merger Agreement by and among the Company, Merger Sub and ActionPoint on the terms and conditions set forth in the Merger Agreement;

WHEREAS, the Board unanimously adopted, subject to stockholder approval, the 2002 Equity Incentive Plan of the Company (the "2002 Equity Incentive Plan"), intended to promote the interest of the Company, by providing individuals who render valuable services to the Company with the opportunity to acquire ownership interest in the Company so as to encourage them to continue to render services to the Company;

WHEREAS, the Board unanimously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Company (the "Company Common Stock") to 440,000,000 and to make certain other adjustments to facilitate the consummation of the merger; and

WHEREAS, the Board unanimously recommends that the stockholders of the Company authorize and approve the 2002 Equity Incentive Plan and the transactions contemplated thereby;

WHEREAS, the Board unanimously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Stock Option/Stock Issuance Plan to include certain provisions that will allow the Board to grant options at less than eighty-five percent (85%) of the fair market value at the time of grant that are intended to qualify under section 25102(f) of the California Corporations Code; and

WHEREAS, the Board unanimously recommends that the stockholders of the Company authorize and approve the Company's Amended and Restated Stock Option/Stock Issuance Plan;

WHEREAS, the undersigned stockholders of the Company have had an opportunity to review and consider the 2002 Equity Incentive Plan a copy of which is attached as Annex M to the Prospectus/Proxy Statement;

WHEREAS, the undersigned stockholders of the Company have had an opportunity to review and consider the amendments to the Amended and Restated Stock Option/Stock Issuance Plan a copy of which is attached as Annex M to the Prospectus/Proxy Statement;

WHEREAS, it is deemed by the stockholders to be in the best interests of the Company and the stockholders to authorize and approve the 2002 Equity Incentive Plan; and

WHEREAS, it is deemed by the stockholders to be in the best interests of the Company and the stockholders to authorize and approve the amendments to the Amended and Restated Stock Option/Stock Issuance Plan.

NOW, THEREFORE, BE IT RESOLVED, that the 2002 Equity Incentive Plan, in the form attached as Annex M to the Prospectus/Proxy Statement be, and it hereby is, ratified, authorized and approved;

RESOLVED, FURTHER, that the amendments to the Amended and Restated Stock Option/Stock Issuance Plan, in the form attached as Annex M to the Prospectus/Proxy Statement be, and it hereby is, ratified, authorized and approved; and

RESOLVED, FURTHER, that the officers of the Company be, and each hereby is, authorized, for and on behalf of the Company, to take any and all such actions as may be deemed necessary or appropriate to carry out the foregoing resolutions, including, without limitation, adoption of the 2002 Equity Incentive Plan, amendments to the Amended and Restated Stock Option/Stock Issuance Plan and to make such changes as may be necessary or appropriate in order to effect such plan.

ACTION BY WRITTEN CONSENT
OF THE COMMON STOCKHOLDERS OF
CAPTIVA SOFTWARE CORPORATION

The undersigned holder (the "Stockholder") of outstanding Common Stock of Captiva Software Corporation, a California corporation (the "Company"), acting pursuant to the authority of Section 603 of the California General Corporation Law, takes the following actions as set forth below.

Approval of the Merger, the Amended and Restated Articles and Related Matters

The Stockholder hereby (check one box below):

[ ]   approves the adoption by written consent of the resolutions attached hereto as Appendix I, with the intention that such actions will have the same force and effect as if taken by a vote of the stockholders of the Company at a meeting duly called and held.

[ ]   does not approve, and withholds consent to the adoption of, the resolutions attached hereto as Appendix I.

Approval of the 2002 Equity Incentive Plan and an Amendment to the Company Stock Option Plan

The Stockholder hereby (check one box below):

[ ]   approves the adoption by written consent of the resolutions attached hereto as Appendix II, with the intention that such actions will have the same force and effect as if taken by a vote of the stockholders of the Company at a meeting duly called and held.

[ ]   does not approve, and withholds consent to the adoption of, the resolutions attached hereto as Appendix II.

UNLESS A CONTRARY DIRECTION IS INDICATED , THIS ACTION BY WRITTEN CONSENT, WHEN EXECUTED WILL BE DEEMED TO HAVE BEEN VOTED WITH RESPECT TO ALL VOTING SECURITIES OF THE COMPANY HELD BY THE UNDERSIGNED [WHETHER OR NOT LISTED BELOW] IN FAVOR OF APPROVAL OF THE RESOLUTIONS PROPOSED HEREBY.

This Action by Written Consent may be signed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument. This Action by Written Consent shall be filed with the minutes of the proceedings of the Stockholders of the Company.

In Witness Whereof, the undersigned has executed this Action by Written Consent this day of         , 2002.

______________________________

(Signature)

______________________________

(Print Name)

______________________________

(Title, if applicable)

______________________________

(Print Name of Stockholder, if an entity)

Number of Shares of Common Stock Held: _________

APPENDIX I

APPROVAL OF MERGER AGREEMENT

WHEREAS, the Board of Directors of the Company (the "Board") unanimously adopted, subject to stockholder approval, the Agreement and Plan of Merger and Reorganization, including the exhibits thereto, by and among, Captiva Software Corporation, a California corporation (the "Company"), ActionPoint, Inc., a Delaware corporation ("ActionPoint") and Condor Merger Corp., a California corporation and newly formed, wholly-owned subsidiary of ActionPoint ("Merger Sub"), a copy of which is attached to the joint proxy/prospectus relating to the merger as Annex A (the "Merger Agreement"), pursuant to which each issued and outstanding share of the capital stock of the Company shall be converted into the right to receive that number of shares of ActionPoint Common Stock equal to the Exchange Ratio, (as defined in the Merger Agreement) at the effective time of the Merger;

WHEREAS, the Board unanimously recommends that the stockholders of the Company authorize and approve the Merger Agreement and the transactions contemplated thereby;

WHEREAS, the undersigned stockholders of the Company have had an opportunity to review and consider the joint prospectus/proxy statement of ActionPoint, Inc. and the Company dated [ ], 2002 (the "Prospectus/Proxy Statement") and the Merger Agreement, and the transactions contemplated thereby; and

WHEREAS, it is deemed by the stockholders to be in the best interests of the Company and the stockholders to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement in accordance with the terms and conditions of the Merger Agreement including, without limitation, the Merger.

NOW, THEREFORE, BE IT RESOLVED, that the undersigned stockholders of the Company approve and adopt all of the terms and conditions of the Merger Agreement.

AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

WHEREAS, the Company has entered into an agreement to consummate a business combination with ActionPoint, Inc., a Delaware corporation, pursuant to the Merger Agreement by and among the Company, Merger Sub and ActionPoint on the terms and conditions set forth in the Merger Agreement;

WHEREAS, the Board unanimously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Company Common Stock (the "Common Stock") to 440,000,000 and to make certain other adjustments to facilitate the consummation of the merger; and

WHEREAS, the Board recommends that the stockholders of the Company authorize and approve the Company's Amended and Restated Articles of Incorporation; and

WHEREAS, in connection with the Company's proposed Merger, it is deemed by the stockholders to be in the best interests of the Company and the stockholders, to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company.

NOW, THEREFORE, BE IT RESOLVED, that the Company's Amended and Restated Articles of Incorporation, in the form attached hereto as Annex K to the Prospectus/Proxy Statement be, and it hereby is, ratified, authorized and approved; and

RESOLVED, FURTHER, that the officers of the Company be, and each hereby is, authorized, for and on behalf of the Company, to take any and all such actions as may be deemed necessary or appropriate to carry out the foregoing resolutions, including, without limitation, the filing of the Amended and Restated Articles with the Secretary of State of the State of California, and to make such changes as may be necessary or appropriate in order to effect such filing.

APPENDIX II

APPROVAL OF THE 2002 EQUITY INCENTIVE PLAN AND AMENDMENT TO STOCK OPTION PLAN

WHEREAS, the Company has entered into an agreement to consummate a business combination with ActionPoint, Inc., pursuant to the Merger Agreement by and among the Company, Merger Sub and ActionPoint on the terms and conditions set forth in the Merger Agreement;

WHEREAS, the Board unanimously adopted, subject to stockholder approval, the 2002 Equity Incentive Plan of the Company (the "2002 Equity Incentive Plan"), intended to promote the interest of the Company, by providing individuals who render valuable services to the Company with the opportunity to acquire ownership interest in the Company so as to encourage them to continue to render services to the Company;

WHEREAS, the Board unanimously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Company (the "Company Common Stock") to 440,000,000 and to make certain other adjustments to facilitate the consummation of the merger; and

WHEREAS, the Board unanimously recommends that the stockholders of the Company authorize and approve the 2002 Equity Incentive Plan and the transactions contemplated thereby;

WHEREAS, the Board unanimously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Stock Option/Stock Issuance Plan to include certain provisions that will allow the Board to grant options at less than eighty-five percent (85%) of the fair market value at the time of grant that are intended to qualify under section 25102(f) of the California Corporations Code;

WHEREAS, the Board unanimously recommends that the stockholders of the Company authorize and approve the Company's Amended and Restated Stock Option/Stock Issuance Plan;

WHEREAS, the undersigned stockholders of the Company have had an opportunity to review and consider the 2002 Equity Incentive Plan a copy of which is attached as Annex M to the Prospectus/Proxy Statement;

WHEREAS, the undersigned stockholders of the Company have had an opportunity to review and consider the amendments to the Amended and Restated Stock Option/Stock Issuance Plan a copy of which is attached as Annex M to the Prospectus/Proxy Statement;

WHEREAS, it is deemed by the stockholders to be in the best interests of the Company and the stockholders to authorize and approve the 2002 Equity Incentive Plan and;

WHEREAS, it is deemed by the stockholders to be in the best interests of the Company and the stockholders to authorize and approve the amendments to the Amended and Restated Stock Option/Stock Issuance Plan.

NOW, THEREFORE, BE IT RESOLVED, that the 2002 Equity Incentive Plan, in the form attached as Annex M to the Prospectus/Proxy Statement be, and it hereby is, ratified, authorized and approved;

RESOLVED, FURTHER, that the amendments to the Amended and Restated Stock Option/Stock Issuance Plan, in the form attached as Annex M to the Prospectus/Proxy Statement be, and it hereby is, ratified, authorized and approved; and

RESOLVED, FURTHER, that the officers of the Company be, and each hereby is, authorized, for and on behalf of the Company, to take any and all such actions as may be deemed necessary or appropriate to carry out the foregoing resolutions, including, without limitation, adoption of the 2002 Equity Incentive Plan, amendments to the Amended and Restated Stock Option/Stock Issuance Plan and to make such changes as may be necessary or appropriate in order to effect such plan.